Interest Rate Derivatives and Fair Value Measurements	12 Months Ended
Dec. 31, 2014
Text Block [Abstract]
Interest Rate Derivatives and Fair Value Measurements
14.	Interest Rate Derivatives and Fair Value Measurements

Prior to the issue of the 2019 Notes (see note 9(b)) the Company had been exposed to the impact of changes to interest rates on the floating rate debt drawn under the credit facility (see note 9(a)) which also required the Company to hedge at least 50% of any drawings. Accordingly, the Company entered into interest rate swap agreements to manage the exposure.

On March 19, 2014 the secured credit facility was fully repaid and was replaced with the 2019 Notes, which have a fixed interest rate. The $277,000 nominal amount of outstanding interest rate swaps which had hedged the Company’s interest rate risk were terminated accordingly. The cost of the termination included an element of unsettled payments due under the swap agreements up to March 19, 2014 amounting to $307. This amount is included in the Consolidated Statements of Income as a realised loss on derivative instruments.

During the periods when the interest rate swaps were outstanding, they were “marked to market” at each reporting date end and recorded at their fair values. This generated unrealized gains and losses. The unrealized gain on interest rate derivatives for the year ended December 31, 2014 was $1,944 (2013: $14,302, 2012: $9,725).

None of the Company’s interest rate agreements qualified for hedge accounting and therefore the net changes in the fair value of the interest rate derivative assets and liabilities at each reporting period were reflected in the current period operations as unrealized gains and losses on derivatives. Cash flows related to interest rate derivatives (initial payments for the derivatives, periodic cash settlements and termination payments) are included within cash flows from investing activities in the Consolidated Statements of Cash Flows.

The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value as follows:

Level 1.	Observable inputs such as quoted prices in active markets;

Level 2.	Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

Level 3.	Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The Company’s derivative instruments were categorized as level 2 in the fair value hierarchy. Due to the termination of these instruments in the current year, the fair value at the reporting date was $ nil (December 31, 2013: liability of $21,289). Within the consolidated balance sheets, there are no offsets of recognized assets or liabilities related to these derivatives.